U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report : March 24, 2004

PETROGEN CORP.
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(Exact Name of Small Business Issuer as Specified in its Charter)

NEVADA
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(State or other Jurisdiction as Specified in Charter)

00-25579 ----------------------------------- (Commission file number)	87-0571853 ------------------------------------------------- (I.R.S. Employer Identification No.)
3200 Southwest Freeway
Suite 3300
Houston, Texas 77027
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(Address of Principal Executive Offices)

713.402.6115
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(Issuer's telephone number)

Items 1 through 6 and 8 not applicable.

Item 7. Financial Statements and Exhibits.
  Financial Statements of Businesses Acquired.

  Not applicable.

  Pro Forma Financial Information.

  Not applicable.

  Exhibits.

  Exhibit 99.1 - Press release of the registrant, dated March 24, 2004

Item 9. Regulation FD Disclosure

On March 24, 2004, Petrogen Corp., a Nevada Corporation, issued a press release announcing the appointment of Transfer Online, Inc. as its new transfer agent. This press release is attached hereto as Exhibit 99.1

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: March 24, 2004	PETROGEN CORP. By: /s/ SACHA H. SPINDLER ----------------------------------------- Sacha H. Spindler Chief Executive Officer

Exhibit 99.1 Back to Form 8-K
FOR IMMEDIATE RELEASE	NEWS RELEASE Contact : Sacha H. Spindler, CEO Petrogen Corp. 888-875-1155
PETROGEN ANNOUNCES CHANGE OF TRANSFER AGENT

MARCH 24, 2004 - HOUSTON, TX - Petrogen Corp., (OTC Bulletin Board: PTGC; Frankfurt-Berlin: PTD) today announced that its Board of Directors has terminated its engagement with its current transfer agent, X-Clearing Corporation and has appointed Transfer Online, Inc. as its transfer agent, effective March 24, 2004.
      "Over the last several months we have implemented a number of new policies and procedures to improve, strengthen and high-grade our corporate structure," stated Sacha Spindler, Petrogen's Chief Executive Officer. "Working with Transfer Online is another step in this process toward building the right platform for the Company's growth. We are pleased with our new transfer agent's innovative approach to customer service."
      The Company has provided all shareholder records to Transfer Online, Inc. and no action is required by Petrogen's current shareholders. Should transfer agent services be required, please contact:
Transfer Online Inc.
317 SW Alder Street, 2nd Floor,
Portland, OR 97204
Phone: 503.227.2950
Fax: 503.227.6874
www.transferonline.com

      About Transfer Online: Established in 1999, Transfer Online is an online stock transfer agent, financial services provider, and consulting firm, with expertise in traditional services, as well as integration of new technologies. Through its proprietary software, it is able to provide its corporate clients and their shareholders with immediate access to shareholder information online.
      Petrogen Corp. is an oil and natural gas development and production company with operations based in Houston, Texas. It is engaged in the acquisition of oil and natural gas properties throughout the continental US that possess proven reserves representing significant upside development potential. The Company specializes in the development and expansion of proven producing, non-producing, undeveloped and behind pipe reserves while maintaining a financially stable fiscal strategy. Petrogen aggressively approaches its acquisitions strategy with a specific emphasis placed upon the expansion of its natural gas reserves. For further information, please visit the Company's website at www.petrogencorp.com

THIS NEWS RELEASE MAY INCLUDE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, WITH RESPECT TO ACHIEVING CORPORATE OBJECTIVES, DEVELOPING ADDITIONAL PROJECT INTERESTS, THE COMPANY'S ANALYSIS OF OPPORTUNITIES IN THE ACQUISITION AND DEVELOPMENT OF VARIOUS PROJECT INTERESTS AND CERTAIN OTHER MATTERS. THESE STATEMENTS ARE MADE UNDER THE "SAFE HARBOR" PROVISIONS OF THE UNITED STATES PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND INVOLVE RISKS AND UNCERTAINTIES WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN.

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